TCW Funds Insight that works for you.™

Summary Prospectus

TCW Conservative Allocation Fund

I Share Class – TGPCX
N Share Class – TGPNX

February 8, 2010

Before you invest, you may want to review the Fund's Prospectus which contain more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.tcwfunds.com.

The Fund's current Prospectus and Statement of Additional Information, both dated February 8, 2010, are incorporated by reference into this Summary Prospectus.

TCW-CLF_0210

TCW FUNDS Insight that works for you.tm Summary Prospectus

Before you invest, you may want to review the Fund’sProspectus which contain more information about the Fundand its risks. You can find the Fund’s Prospectus, Statementof Additional Information and other information about theFund online at www.tcwfunds.com. You can also get this information at no cost by calling800 386 3829 or by sending an email request tocontact@tcw.com. The Fund’s current Prospectus and Statement of AdditionalInformation, both dated February 8, 2010, are incorporatedby reference into this Summary Prospectus.TCW Conservative Allocation FundI Share Class –TGPCXN Share Class –TGPNXFebruary 8, 2010

Investment Objective

The Fund’s investment objective is to seek to provide current income and, secondarily, long term capital appreciation. The Corporation’s Board of Directors may change this investment objective without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	None	None
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	3.28%	30.79%
Estimated acquired funds fees and expenses	0.74%	0.74%
Total annual fund operating expenses[1]	4.02%	31.78%

[1]

In addition to the “Other expenses” which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund’s estimated indirect expenses from investing in the underlying fund are based on its average invested balance in each underlying fund is as shown in the table. Certain of the underlying funds’ expenses reflect fee reductions and waivers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 year	3 years	5 years	10 years
I	$404	$1,224	$2,060	$4,223
N	$2,752	$6,243	$8,115	$9,823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.78% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest in a combination of (i) fixed income funds, and (ii) equity funds that utilize diverse investment styles, such as growth and/or value investing. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund seeks to do this by investing in a combination of other TCW Funds — the “Underlying Funds” — through the implementation of a strategic asset allocation strategy.

The Fund invests in the Underlying Fund at levels that are determined by the Advisor’s four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs a portfolio model, determines allocations and conducts analyses of the portfolio.

The equity Underlying Funds in which the Fund invests, in turn, invest principally in equity securities of large capitalization companies that include common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock, and other securities with equity characteristics. The Fund invests between 20% and 60% of its net assets in equity Underlying Funds and international equity ETFs.

The fixed income Underlying Funds in which the Fund invests, in turn, invest principally in fixed income securities that include U.S. Government and corporate obligations, bonds, notes and debentures; mortgage-backed securities; asset-backed securities; foreign securities (government and corporate); other securities bearing fixed or variable interest rates of any maturity; and high yield/below investment grade bonds, commonly known as “junk bonds”. The Fund invests between 40% and 80% of its net assets in fixed income Underlying Funds.

Summary Prospectus

The Fund is a “fund of funds.” The Fund is subject to the risks associated with each of the Underlying Funds. Additionally, the operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the Fund. The Fund directly bears its annual operating expenses and indirectly the annual operating expenses of each of the Underlying Funds in proportion to its allocation. Each of the Underlying Funds pays a management fee to the Advisor and the management fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the Fund.

The Fund may also invest in ETFs and ETNs. ETFs are typically open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees.

The portfolio managers determine and monitor the combination of, and allocation to, the Underlying Funds, they believe will allow the Fund to achieve its investment goal. While there is no cap on investing in any one Underlying Fund, the Fund will, under normal market conditions, adhere to the asset class limitations described above. Asset allocations may differ from the targeted range due to the market fluctuations and other factors. After the initial allocation, the portfolio managers determine when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The target allocation ranges may be modified due to market action or a portfolio manager recommendation without advance notice to shareholders.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund based on the risks of the Underlying Funds that can cause a decline in value are:

•	underlying fund risk: the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

•	allocation risk: the risk that the Advisor will make less than optimal or poor asset allocation decisions on selecting the appropriate mix of Underlying Funds.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	foreign investing risk: the risk that Fund shares will fluctuate with market conditions, currencies and the political climates where investments are made.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table shows how the Fund’s average annual returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance would be lower than Class I performance because of the lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting tcwfunds.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	9.80%	(quarter ended 9/30/2009)
Lowest	-6.41%	(quarter ended 9/30/2008)

Average Annual Total Returns

(For the period ended December 31, 2009)

Share Class	1 Year	Since Inception (11/16/2006)
I – Before taxes	19.91%	3.14%
- After taxes on distributions	18.93%	2.12%
- After taxes on distributions and sale of fund shares	13.00%	2.11%
N – Before taxes	20.05%	3.13%
40% S&P 500 Index/60% Barclays Capital U.S. Aggregate Bond Index[1]	14.27%	1.91%

[1]

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage backed securities with maturities of at least one year.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Summary Prospectus

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Adam T. Coppersmith	3 months	Senior Quantitative Specialist
Steve Kane	1 month	Managing Director
Laird Landmann	1 month	Group Managing Director
Tad Rivelle	3 months	Group Managing Director
Michael P. Reilly	3 years (inception of fund)	Managing Director
Komal S. Sri-Kumar	3 years (inception of fund)	Chairman, Comprehensive Asset Allocation Committee and Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Generally, purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.